UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

AXA EQUITABLE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 22, 2019.

AXA EQUITABLE HOLDINGS, INC. AXA EQUITABLE HOLDINGS, INC. 1290 AVENUE OF THE AMERICAS NEW YORK, NY 10104 ATTN: JESSICA OLICH

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 25, 2019
Date: May 22, 2019 Time: 9:00 AM EDT
Location: The Michelangelo Hotel
152 West 51st Street
New York, New York, 10019

You are receiving this communication because you hold shares in AXA Equitable Holdings, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. PROXY STATEMENT 2. ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy and select future delivery preference:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 8, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card and instructions on how to vote by telephone.

Vote In Person: Please check the meeting materials for directions to the meeting and any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends you vote FOR

the following:

1.	Election of nine directors for a one-year term ending at the 2020 Annual Meeting of Stockholders;

	Nominees:

	01)	Thomas Buberl	06)	Mark Pearson
	02)	Gérald Harlin	07)	Bertram L. Scott
	03)	Daniel G. Kaye	08)	George Stansfield
	04)	Kristi A. Matus	09)	Charles G.T. Stonehill
	05)	Ramon de Oliveira

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2019;

3.	Advisory vote to approve the compensation paid to the Company's named executive officers;

The Board of Directors recommends you vote 1 YEAR in the following proposal:

4.	Advisory vote on the frequency of future advisory votes to approve the compensation paid to the Company's named executive officers.

NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.